UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 25, 2007

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California  92660-3095

 (Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 25, 2007, Mindspeed Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial
8-K”) reporting the completion of its acquisition of certain assets of Ample Communications, Inc. (“Ample”) and including financial statements of Ample. This Amendment No. 1 is being filed solely to amend Items 9.01(b) and (d) of the Initial 8-K to include pro forma information and to include an additional exhibit, each of which was excluded from the initial filing in reliance upon Item
9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. The Initial 8-K is only amended to the extent specifically provided herein and shall not otherwise be deemed amended or superseded in any other respect.

This Report, including the exhibits hereto, contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include information regarding the Company’s expectations, goals or intentions, including, but not limited to, statements regarding the effects of the acquisition of the Ample assets, the valuation of the assets, the purchase price allocation and the amount and timing of any amortization expense. These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the Company and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to:  the Company’s ability to successfully integrate the acquired Ample assets and realize the anticipated benefits from such acquisition, variations in the final valuation of the acquired assets performed by third-party appraisers, and adjustments to the purchase price allocation. Risks and uncertainties that could cause the Company’s actual results to differ from those set forth in any forward-looking statement are discussed in more detail under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form 10-Q for the quarterly period ended June 30, 2007, as well as similar disclosures in the Company’s subsequent SEC filings. Forward-looking statements contained in this Report are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01   Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2007, the unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2007 and the fiscal year ended September 30, 2006, and in each case the notes thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2007, the unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2007 and the fiscal year ended September 30, 2006, and in each case the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: November 26, 2007	By:	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2007, the unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2007 and the fiscal year ended September 30, 2006, and in each case the notes thereto.